                                                                    EXHIBIT 99.1

                                            Net Interest Margin Trust 1995-A
                                            November, 1999
                                            Payment: December 15, 1999

                                            7.25% SECURITIZED NET INTEREST
                                            MARGIN CERTIFICATES

                                            Cusip #                    393534AC6
                                            Trust Account #           33-34309-0
                                            Distribution Date: December 15, 1999

                                                                                            Per $1,000
Securitized Net Interest Margin Certificates                                                 Original
--------------------------------------------                                               -----------
1.  Amount Available                                                     1,915,740.06
                                                                       --------------
Interest

2.  Aggregate Interest                                                     963,269.27         3.12749763
                                                                       ---------------------------------

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                                                       963,269.27
                                                                       --------------
Principal

6.  Current month's principal distribution                                 952,470.79         3.09243763
                                                                       ---------------------------------
7.  Remaining outstanding principal balance                            158,485,201.53        514.5623426
                                                                       ---------------------------------
    Pool Factor                                                            0.51456234
                                                                       --------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                        407,397,722.64**
                                                                       --------------

9.  Aggregate amount on deposit in Reserve Fund                          7,500,000.00
                                                                       --------------

10. Subordinated Certificateholder payment  (interest
    earnings on Reserve Fund, pursuant to Section 5.8)                      30,202.95
                                                                       --------------

11. Aggregate principal balance of loans
    refinanced by Green Tree Financial                                   3,831,938.87
                                                                       --------------

12. Weighted average CPR                                                       11.95%
                                                                       --------------

13. Weighted average CDR                                                        3.02%
                                                                       --------------

14. Annualized net loss percentage                                              1.67%
                                                                       --------------

15. Delinquency              30-59 day                                          1.43%
                                                                       --------------
                             60-89 day                                          0.57%
                                                                       --------------
                             90+ day                                            0.99%
                                                                       --------------
                             Total 30+                                          2.99%
                                                                       --------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 11/15/99.

                                                Net Interest Margin Trust 1995-A
                                                November, 1999
                                                Payment: December 15, 1999




                                          Fee Assets
                -------------------------------------------------------------
                       Guarantee            Inside              Fee Asset
                          Fees               Refi                 Total
                -------------------------------------------------------------

GTFC 1994-5                 0.00            17,060.01              17,060.01
GTFC 1994-6           125,945.15            23,286.67             149,231.82
GTFC 1994-7                 0.00            24,399.94              24,399.94
GTFC 1994-8            32,398.69            31,293.09              63,691.78
GTFC 1995-1            28,884.03            26,275.20              55,159.23
GTFC 1995-2                 0.00                 0.00                   0.00
GTFC 1995-3           241,933.87            79,298.20             321,232.07
GTFC 1995-4           243,596.28            28,365.53             271,961.81
GTFC 1995-5                 0.00                 0.00                   0.00
                -------------------------------------------------------------

                      672,758.02           229,978.64             902,736.66

Total amount of Guarantee Fees and

     Inside Refinance Payments                                    902,736.66
                                                              --------------

Subordinated Servicing Fees                                       617,986.43
                                                              --------------

Payment on Finance 1 Note                                       1,520,723.09
                                                              --------------

Allocable to Interest (current)                                   695,688.12
                                                              --------------

Allocable to accrued but unpaid Interest                                0.00
                                                              --------------

Accrued and unpaid Trustee Fees                                         0.00
                                                              --------------

Allocable to Principal                                            825,034.97
                                                              --------------

Finance 1 Note Principal Balance                              114,323,343.65
                                                              --------------

                                                Net Interest Margin Trust 1995-A
                                                November, 1999
                                                Payment: December 15, 1999





                                                Inside
                              Residual           Refi           Total
               ---------------------------------------------------------

GTFC 1994-5                         0.00           0.00               0
GTFC 1994-6                         0.00           0.00               0
GTFC 1994-7                         0.00           0.00               0
GTFC 1994-8                         0.00           0.00               0
GTFC 1995-1                         0.00           0.00               0
GTFC 1995-2                    22,873.25      48,612.92       71,486.17
GTFC 1995-3                         0.00           0.00            0.00
GTFC 1995-4                         0.00           0.00            0.00
GTFC 1995-5                   276,985.89      46,544.91      323,530.80
               ---------------------------------------------------------

                              299,859.14      95,157.83      395,016.97

                           Total Residual and Inside

                               Refinance Payments            395,016.97